Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
Note 24 - Subsequent Events
Five-Rig Acquisition
In December 2025, the Company entered into an agreement to acquire five premium jack-up rigs from Noble Corporation for a total purchase price of $360.0 million (the “Five-Rig Acquisition”). The Company made a deposit of $36.0 million in December 2025 and completed the Five-Rig Acquisition in January 2026, which included acquiring the five rigs, increasing debt by $150.0 million through a seller’s credit and making an additional $174.0 million cash payment to the seller using cash on hand at December 31, 2025. At the closing of the acquisition in January 2026, the seller’s credit was secured by three of the five newly acquired rigs. In addition, the Company anticipates that on or before April 28, 2026, two of the five newly acquired rigs will be added to the security for the Company’s senior secured obligations.
Current expected credit losses
On February 16, 2026, Lime Petroleum Holding AS (“LPH”), our customer for drilling services offshore Benin, announced that it had engaged advisors to undertake a comprehensive strategic and financial review in order to, inter alia, strengthen its balance sheet and secure a sustainable capital structure, which may involve a broader financial restructuring. The Company is evaluating the effect that these actions may have on the collectability of amounts owed to us by LPH and its affiliate. As of December 31,
2025, we had net assets totaling $15.9 million, related to LPH on our Consolidated Balance Sheets. As of March 17, 2026, our total potential exposure to credit losses from LPH is estimated to be up to $20.0 million.
Equity
Through March 17, 2026, the Company issued 458,334 treasury shares to satisfy the exercise of share options, which were exercisable at December 31, 2025.
Situation in the Middle East
In late February 2026, the U.S. and Israel launched a large-scale offensive against Iran’s nuclear and military sites and Iran launched a counter offensive against Israel, the U.S. interests in the Middle East, and various other targets across the region. The impact and lasting effects of the conflict are still emerging; however, we have taken steps to safeguard personnel, consultants and our assets in the affected areas.
On March 7, 2026, the Arabia III was impacted by an incident that occurred on a customer-operated platform. The rig was subsequently safely shut down, and all personnel were successfully evacuated. As of March 17, 2026, we have four rigs located in the Middle East. In accordance with the customers’ general precautionary measures, these four rigs have been down manned. As of March 17, 2026, these rigs remain under contract and are covered under our insurance policies.
We are currently evaluating the impact these events will have on our operations in the first quarter of 2026, including lost revenues and additional operating costs.
New Joint Venture Rig Acquisition
On March 23, 2026, BC Ventures Limited, a newly established 50/50 joint venture between subsidiaries of the Company and a subsidiary of its long-term well construction partner (the “New JV”) entered into definitive agreements to acquire five Singaporean jack-up rig owning entities and their five related jack-up drilling rigs, which are currently operating or stacked in Mexico (the “New JV Rig Acquisition”).
The aggregate purchase price for the New JV Rig Acquisition is $287.0 million, of which $237.0 million is structured as a seller’s credit and $50.0 million is payable in cash at completion, of which the Company will contribute $25.0 million. The seller’s credit will have a 2.5 year maturity from the date of closing and will be secured by, among other things, a first lien on the five jack-up rigs. The acquisition is subject to customary closing conditions, including merger control approvals, and is expected to close in the third quarter of 2026.